UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

BTRS HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following communication was made available by BTRS Holdings Inc. to its employees.]

Employee email

FROM: Flint Lane

TO:	All employees

DATE:	September 28, 2022

SUB:	Today’s Billtrust announcement

Dear Billtrust Team,

We’ve got some exciting news. Today we are announcing that we have entered into an agreement to be acquired by EQT Private Equity in a transaction valued at approximately $1.7 billion dollars or $9.50 per share. This will result in Billtrust again becoming a private company.

We believe this transaction not only delivers immediate and compelling value to our shareholders but is also in the best interest of our customers, employees and company.

EQT is a leading global private equity firm with a history of working collaboratively with companies and their management teams to help them develop into great and sustainable companies. Importantly, EQT has significant experience in the fintech and payments space, and we believe they are an ideal partner to support Billtrust in the years ahead.

A list of frequently asked questions is attached for your reference.

This transaction with EQT is an important endorsement of what we’ve built at Billtrust and your hard work and commitment. Thanks to your continued dedication, Billtrust is poised for continued growth. EQT’s long-term approach toward investment will enable Billtrust to maintain and grow its position in the marketplace.

Under EQT’s ownership, we expect to continue to invest in our business and believe you should see little impact to our day-to-day operations. In the long-term, we believe EQT’s support will only serve to extend our brand and grow our business.

We will keep you informed of key developments as we move toward completing the transaction, which is expected to close by the first quarter of 2023. Until closing, we remain two separate companies, and your day-to-day work will not change.

On behalf of the Board and management team, I thank you for your continued support and dedication to Billtrust.

Thanks,

Flint

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with EQT. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to secure the required regulatory and stockholder approvals for the transaction; Billtrust’s ability to meet the applicable closing conditions of the transaction; Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; foreign currency impacts; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; risks related to expanding Billtrust's operations outside the United States; risks related to Billtrust's ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; the impact of unstable market and economic conditions; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Billtrust. In connection with the proposed transaction, Billtrust plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Billtrust may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Billtrust’s shareholders for their consideration. Before making any voting decision, Billtrust’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Billtrust and the proposed transaction.

Billtrust’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Billtrust, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Billtrust with the SEC may be obtained, without charge, by contacting Billtrust through its website at https://investors.billtrust.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Billtrust may be deemed to be participants in the solicitation of proxies from Billtrust’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Billtrust and their ownership of Billtrust common stock is set forth in Billtrust’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 9, 2022 and in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by BTRS Holdings Inc. to its employees.]

Frequently Asked Questions

1.	What was announced today?

We announced that Billtrust has entered into an agreement to be acquired by EQT in a transaction valued at approximately $1.7 billion, which will result in Billtrust becoming a private company.

2.	What is EQT?

EQT is a leading investment management firm with $100 billion in assets under management. The firm has a history of working collaboratively with companies and their management teams to help them develop into great and sustainable companies.

3.	Why is Billtrust entering into this transaction?

This transaction not only delivers immediate and compelling value to our shareholders but is also in our best interest given EQT’s substantial resources, deep payments and fintech experience and extensive track record of nurturing and growing companies. We will also have greater flexibility as a private company to focus on our long-term strategic plan.

4.	Will this announcement have an impact on day-to-day operations at Billtrust?

Today’s announcement should have little effect on day-to-day responsibilities or how we conduct business.

5.	When will the transaction be completed?

We expect the transaction to be completed by Q1 2023, subject to approval by Billtrust shareholders, regulatory approvals, and other customary closing conditions. Until the transaction closes, Billtrust and EQT remain two independent companies. The closing of the transaction is sometimes referred to herein as the “Effective Time.”

6.	Will there be layoffs as a result of this transaction?

No, there are no layoffs planned resulting from this transaction. Under EQT’s ownership, we expect to see continued investment in our business’ growth, and there should be little impact to our day-to-day operations. In the long-term, we believe EQT’s support will only serve to extend our brand and grow our business.

7.	What protections are in place if my employment is terminated in connection with the transaction?

We do not have planned layoffs resulting from this transaction. However, if you have been terminated in connection with the transaction, you will be entitled to severance benefits in accordance with our severance guidelines, employee handbook, and the applicable employment contracts. For at least one year after the transaction closes, EQT has agreed to provide employees with severance protection and benefits that are no less favorable than those in place immediately prior to the closing of the transaction.

8.	What does it mean for Billtrust to go from a public company to a private company?

We were a private company for about 20 years before becoming a public company last year. In general, returning to being a privately-owned company should have little effect on our day-to-day responsibilities or how we conduct business. Going private means that Billtrust stock will no longer be publicly traded on the stock market, and the trading of our stock will cease on the date the transaction closes.

9.	Will this transaction have any impact on my compensation and benefits?

For at least one year after the transaction closes, EQT has agreed to provide employees with hourly rate, base salary, commission plan and annual cash bonus opportunities (as applicable), that are, in each case, at least equal to the hourly rate, base salary, commission plan and annual cash bonus opportunities provided to employees by the Company immediately prior to the closing of the transaction.

For at least one year after the transaction closes, EQT has also agreed to provide benefit programs such as healthcare and retirement benefits that are substantially comparable in the aggregate to those provided to employees by the Company immediately prior to the closing of the transaction.

To the extent there are any changes to any of our policies or programs, we will inform you with detailed communications.

10.	Will there be changes to employee benefits, including health and dental insurance carriers and our 401(k) plan?

We do not expect any immediate changes to employee benefits as a result of the transaction, but we will continue to evaluate our benefits programs and update them as appropriate. For at least one year after the transaction closes, EQT has agreed to provide benefit programs such as healthcare and retirement benefits that are substantially comparable in the aggregate to those provided to employees by the Company immediately prior to the closing of the transaction.

11.	Will this transaction have any impact on our annual bonus?

We will continue to pay annual bonuses in respect of the 2022 fiscal year in accordance with our existing policies. The Company will also work with EQT to establish a 2023 bonus program.

12.	Will employees still be eligible for ESPP? Can I continue to buy shares of Billtrust until the transaction closes?

The current offering period will end on November 30, 2022. There will be no new offering periods after that.

Your accrued payroll deductions as of this offering purchase period will be used to purchase shares on the earlier of (x) the last day of the offering purchase period and (y) ten calendar days prior to the closing of the transaction, subject to the limitations set forth in the offering documents.

The purchase price is determined by taking the stock price on the first day and last day of the offering period and discounting the lower of the two by 15%.

Any of your accrued payroll deductions that are not used to purchase shares by the deadline mentioned above will be returned to you.

13.	What will happen to the Billtrust shares that I own?

For employees who are shareholders of Billtrust, upon closing of the transaction, you will receive $9.50 in cash for each share of BIlltrust.

14.	What will happen to my vested and unvested equity awards?

Any unvested stock options that are outstanding as of the signing date and remain outstanding immediately prior to the Effective Time with a per share exercise price of less than $9.50 will fully vest at the Effective Time. Any vested stock options (including those that vest pursuant to the preceding sentence) that are outstanding as of the signing date and remain outstanding immediately prior to the Effective Time with a per share exercise price of less than $9.50 will be canceled in exchange for a cash payment equal to the excess of $9.50 over the applicable per share exercise price of the stock option, multiplied by the number of shares subject to such stock option. This cash payment will be made within 5 days following the closing of the transaction.

Any unvested restricted stock units that are outstanding as of the signing date and remain outstanding immediately prior to the Effective Time will fully vest as of immediately prior to the Effective Time and will be canceled as of immediately prior to the Effective Time in exchange for a cash payment equal to $9.50 multiplied by the total number of shares subject to such restricted stock units. This cash payment will be made within 5 days following the closing of the transaction.

Your stock options that are outstanding as immediately prior to the Effective Time, whether vested or unvested, and that have a per share exercise price equal to or greater than $9.50 will be canceled for no consideration as of immediately prior to the Effective Time.

All cash payments are subject to applicable tax withholdings.

15.	Will Billtrust continue to grant equity awards?

We will grant time-vesting restricted stock units for new hires who started in September in the ordinary course on October 3, 2022 in line with our usual practices.

We will also make annual grants of time-vesting restricted stock units in the ordinary course of business under our existing equity plans if the transaction does not close by March 31, 2023.

We will continue to grant time-vesting restricted stock units to newly hired employees and in connection with employee promotions (where any such award is appropriate) prior to the closing of the transaction.

Any of these restricted stock units granted during the interim period between signing and closing will not accelerate immediately prior to the closing of the transaction, but rather will be converted at the closing into a deferred cash award that generally vests and is payable monthly over two years following the closing. Any awards issued by the Company between signing and close will accelerate and vest in full if an employee in receipt of such award is involuntarily terminated.

After the closing, we expect that the Company and EQT will establish new equity and other long-term incentive programs reflective of the private company status, but the details and participation in any such programs have not yet been determined.

16.	How will this transaction impact our hiring plans? What about new hires that have not started at Billtrust?

We will continue to hire employees to fill open positions prior to the closing of the transaction. The newly hired employees will be eligible for (as applicable) the compensation, signing bonus and severance arrangements consistent with our past practice.

Today’s announcement has no impact on new hires, and it is important for them to understand that while this transaction will bring about a change in ownership upon closing of the transaction, it does not change who we are as a company or how we operate.

17.	What should I say if contacted by people outside of the company?

It is likely that today’s news may generate increased interest from members of the media and other third parties, and it is important for Billtrust to speak with one voice. Should you receive any media or third-party inquiries, please direct them to Senior Director, Marketing Communications, by email.

18.	How will I know more about the progress of the transaction?

We have signed a definitive agreement with EQT, but there are several steps remaining before closing. We will do our best to update you with additional information on our progress as events warrant.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with EQT. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to secure the required regulatory and stockholder approvals for the transaction; Billtrust’s ability to meet the applicable closing conditions of the transaction; Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; foreign currency impacts; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; risks related to expanding Billtrust's operations outside the United States; risks related to Billtrust's ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; the impact of unstable market and economic conditions; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Billtrust. In connection with the proposed transaction, Billtrust plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Billtrust may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Billtrust’s shareholders for their consideration. Before making any voting decision, Billtrust’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Billtrust and the proposed transaction.

Billtrust’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Billtrust, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Billtrust with the SEC may be obtained, without charge, by contacting Billtrust through its website at https://investors.billtrust.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Billtrust may be deemed to be participants in the solicitation of proxies from Billtrust’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Billtrust and their ownership of Billtrust common stock is set forth in Billtrust’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 9, 2022 and in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by BTRS Holdings Inc. to its customers]

Customer email

Billtrust Customer Memo

FROM:	Flint Lane
TO:	Customer
DATE:	September 28, 2022
SUB:	Today’s Billtrust announcement

Dear [    ],

We are excited to share that Billtrust today announced plans to be acquired by EQT Private Equity. The full press release announcing the transaction is available here.

We are excited about this next step on our journey which will further strengthen our ability to serve you through continued enhancements to our global platform and a world-class customer experience. EQT is a leading private equity firm with a history of working collaboratively with companies. Our partnership with EQT will provide us with greater resources and flexibility to build on our leadership position. Importantly, EQT has significant experience in the fintech and payments space, and we believe they are an ideal partner to support Billtrust in the years ahead.

Please rest assured that this transaction will have no impact on our day-to-day operations or our ability to provide you with the highest level of service. You will continue to engage with the same team you’ve grown accustomed to working with. Our focus remains on putting our customers first.

If you have any questions, please don’t hesitate to reach out to your account manager, or either one of us.

Sincerely,

Flint Lane	Steve Pinado

CEO	President

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with EQT. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to secure the required regulatory and stockholder approvals for the transaction; Billtrust’s ability to meet the applicable closing conditions of the transaction; Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; foreign currency impacts; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; risks related to expanding Billtrust's operations outside the United States; risks related to Billtrust's ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; the impact of unstable market and economic conditions; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed transaction involving Billtrust. In connection with the proposed transaction, Billtrust plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Billtrust may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Billtrust’s shareholders for their consideration. Before making any voting decision, Billtrust’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Billtrust and the proposed transaction.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to Billtrust may be deemed to be participants in the solicitation of proxies from Billtrust’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Billtrust and their ownership of Billtrust common stock is set forth in Billtrust’s annual report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 9, 2022 and in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

[The following communication was made available by EQT Group via a post on Twitter]

EQT Group
@eqt

...

EQT to acquire Billtrust, a B2B accounts receivable automation and integrated payments leader, for equity value of $1.7 Billion. Read more here: businesswire.com/news/home/2022 ...

billtrust

9:17 AM · Sep 28, 2022 · Twitter Web App

3 Likes

The post contains a link to https://www.businesswire.com/news/home/20220928005565/en/Billtrust-to-be-Acquired-by-EQT-Private-Equity-for-Equity-Value-of-1.7-Billion.